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SANFORD C. BERNSTEIN FUND, INC.

-	Intermediate Duration Portfolio

SANFORD C. BERNSTEIN FUND II, INC.

-	Intermediate Duration Institutional Portfolio

Each of the portfolios listed above is hereinafter referred to as a “Portfolio” or, collectively, the “Portfolios.”

Supplement dated May 10, 2019 to the Summary Prospectus and Prospectus of the Intermediate Duration Portfolio of Sanford C. Bernstein Fund, Inc. and the Intermediate Duration Institutional Portfolio of Sanford C. Bernstein Fund II, Inc., each dated January 25, 2019.

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Effective immediately, the fifth paragraph of the section of each Portfolio’s Summary Prospectus and Prospectus entitled “Principal Strategies” is deleted in its entirety and replaced with the following:

The Portfolio seeks to maintain an effective duration of three to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

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This Supplement should be read in conjunction with the Prospectus for each Portfolio.

You should retain this Supplement with your Prospectus for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0119-0167-0519